Exhibit 99.8

Prepared by, recording requested by,
and after recording, return to:

James M. Smith, Esquire
Gebhardt & Smith LLP
401 E. Pratt Street, 9th Floor
Baltimore, Maryland 21202

FIRST MODIFICATION TO MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS
(Massachusetts)

THIS FIRST MODIFICATION TO MORTGAGE AND ASSIGNMENT OF LEASES AND
RENTS ("MODIFICATION") is made to be effective as of December 2, 2002, by PLYMOUTH RUBBER COMPANY, INC., a Massachusetts corporation, whose address is 104 Revere Street, Canton, Massachusetts 02021-2996 ("MORTGAGOR"), and to and for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), whose address is 44 Old Ridgebury Road, Danbury, Connecticut 06810, THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"), whose address is 1540 Fountainhead Parkway, Tempe, Arizona 85282; and BANKNORTH, N.A. ("BANKNORTH"), whose address is One Portland Square, Portland, Maine 04112-9540.
Hereafter, GE CAPITAL, CIT and BANKNORTH are collectively referred to as the "MORTGAGEES."

RECITALS

WHEREAS, the MORTGAGOR granted a Mortgage And Assignment Of Leases And Rents ("MORTGAGE") to and for the benefit of the MORTGAGEES dated October 29, 2002 upon the real property described on Exhibit A attached hereto and the improvements thereon (collectively, "REAL PROPERTY"); and

WHEREAS, the MORTGAGE was filed on November 8, 2002 with the Norfolk County Registry District of the Land Court as Document No. 943122 and recorded with the Norfolk County Registry of Deeds as Instrument No. 201819; and

WHEREAS, the MORTGAGE erroneously referred to CIT as "CIT Equipment Financing, Inc."; and

WHEREAS, the MORTGAGOR and the MORTGAGEES wish to modify the MORTGAGE to correctly refer to CIT as "The CIT Group/Equipment Financing, Inc."

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which the parties acknowledge, the MORTGAGOR and the MORTGAGEES hereby agree to amend and modify the MORTGAGE such that each reference in the MORTGAGE to "CIT Equipment Financing, Inc." and to "CIT" shall be deemed to refer to "The CIT Group/Equipment Financing, Inc."

Nothing contained herein shall be deemed to effect or accomplish a novation of the MORTGAGE or to extinguish or terminate any of the duties or obligations of the MORTGAGOR thereunder.

This MODIFICATION may be executed and delivered in counterparts.
IN WITNESS WHEREOF, the MORTGAGOR and the MORTGAGEES have duly executed this MODIFICATION under seal to be effective as of December 2, 2002.

WITNESS/ATTEST:
MORTGAGOR:
PLYMOUTH RUBBER COMPANY, INC.,
A Massachusetts Corporation
By:
Maurice J. Hamilburg,
President

Print Name:

ACKNOWLEDGMENT
COMMONWEALTH OF MASSACHUSETTS, COUNTY OF _____________________:
On this _____ day of December, 2002, before me appeared Maurice J. Hamilburg, to me personally known, who, being duly sworn (or affirmed), did say that he is the President of PLYMOUTH RUBBER COMPANY, INC., and that the corporation has no official seal, and that the foregoing instrument was signed in behalf of the corporation by authority of its Board of Directors, and said
Maurice J. Hamilburg acknowledged said instrument to be the free act and deed of the corporation.

My Commission Expires:

(SEAL)
Notary Public
Print Name of Notary
2

(SEAL)
WITNESS/ATTEST: GENERALELECTRICCAPITALCORPORATION
By: (SEAL)
Kevin G. Wortman, Senior Vice President,
Strategic Asset Financing Group
Date: December ___, 2002
ACKNOWLEDGMENT
STATE OF CONNECTICUT, COUNTY OF FAIRFIELD, SS:
On this _____ day of December, 2002, before me, ______________________, the undersigned officer, personally appeared Kevin G. Wortman, who acknowledged himself to be the Senior Vice President of GENERAL ELECTRIC CAPITAL CORPORATION, a corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer and as his and its free act and deed.

In witness whereof I hereunto set my hand.
Commissioner of the Superior Court
Notary Public
My Commission Expires:

WITNESS/ATTEST: THECITGROUP/EQUIPMENT FINANCING,INC.
(SEAL) By:
Name:
Title:
Date: December ___, 2002
ACKNOWLEDGMENT
STATE OF ARIZONA, CITY/COUNTY OF TEMPE, TO WIT:
I HEREBY CERTIFY that on this ____ day of December, 2002, before me, the undersigned Notary Public, personally appeared ____________________, and acknowledged him/herself to be the ________________ of THE CIT GROUP/EQUIPMENT FINANCING, INC., a ______________ corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of THE CIT GROUP/EQUIPMENT FINANCING, INC., by him/herself as _________________.
IN WITNESS MY Hand and Notarial Seal.
(SEAL)
NOTARY PUBLIC
My Commission Expires:
Print Name Of Notary

WITNESS/ATTEST: BANKNORTH, N.A.
(SEAL) By:
Name:
Title:
Date: December ___, 2002
ACKNOWLEDGMENT
STATE OF MAINE, CITY/COUNTY OF CUMBERLAND, TO WIT:
I HEREBY CERTIFY that on this ____ day of December, 2002, before me, the undersigned Notary Public, personally appeared ____________________, and acknowledged him/herself to be the ________________ of BANKNORTH, N.A., a ______________________________, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of BANKNORTH, N.A., by him/herself as
_________________.
IN WITNESS MY Hand and Notarial Seal.
(SEAL)
NOTARY PUBLIC
My Commission Expires:
Print Name Of Notary

Exhibits:

Exhibit A - Description of Property

EXHIBIT A
Legal Description:

PARCEL ONE

A certain parcel of land situated in Canton, N orfolk County, Massachusetts, and being shown on a plan of land entitled "Plan of Land in Canton, Mass. for Plymouth Rubber Co., Scale 1" = 40', M ay 6, 1965, Schofield Brothers, Reg. Land Surveyors, 48 Park Street, Framingham, Mass. and recorded with the Norfolk County
Registry of Deeds as Plan No. 756 of 1965 in Book 4278, Page 375, and being more particularly bounded and described as follows:
Southwesterly by Revere Street three hundred and fifty (350) feet; Southeasterly by land now or formerly of the Roman Catholic Archbishop of Boston, by two courses, the first measuring two hundred fourteen and 95/100 (214.95) feet and the second measuring five hundred twelve and
60/100 (512.60) feet;
Northeasterly by land now or formerly of the New York, New Haven, and Hartford Railroad Company, three hundred fifty (350) feet;
Northwesterly by land now or formerly of Bagaralls, et al. two hundred eighty four and 05/100 (284.05) feet;
Northwesterly by land now or form erly of Carmical, seventy-nine and 24/100 (79.24) feet;
Northwesterly by land now or form erly of Dalton, fifty-seven and 91/100 (57.91) feet;
Northwesterly by land now or formerly of Fannessey, sixty-four and 58/100 (64.58) feet; and
Northwesterly by land now or formerly of Correy and Mago, two hundred fourteen and 95/100 (214.95) feet.

PARCEL TWO

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, bounded and described as follows:
Easterly by the westerly line of Revere Street eighteen hundred fifty-one and 39/100 (1,851.39) feet;
Southeasterly forty-five (45) feet;
Northeasterly one hundred twelve (112) feet;
Northwesterly forty-five (45) feet by land now or formerly of the Boston Edison Company;
Northeasterly by the southwesterly line of said Revere Street two hundred thirty (230) feet;
Easterly one hundred ninety-six and 82/100 (196.82) feet;
Northerly fifteen and 65/100 (15.65) feet, by land now or formerly of Joseph Sim ancky, et al.;
Easterly by land now or form erly of Michael Caradona, about one hundred sixteen (116) feet;
Northeasterly by lands of sundry adjoining owners as shown on the plan hereinafter mentioned;
Southeasterly by a line crossing Pequid Brook and by land now or formerly of Elva M. Rayner, ninety-four and
40/100 (94.40) feet;
Southerly by Elva R. Rayner land;
Southeasterly about four hundred eighty-five (485) feet;
Southerly three hundred (300) feet, by said Elva M. Rayner land;
Westerly by lands of sundry adjoining owners, as shown on said plan, about two hundred sixty-five (265) feet;
Westerly by lands of sundry adjoining owners, as shown on said plan; Northeasterly by land now or form erly of Agnes Langdon, et al., twenty (20) feet;
Southwesterly by lands of sundry adjoining owners, as shown on said plan; Northerly by land now or form erly of Henry J. Gallant, et al., five (5) feet; Southwesterly by said Henry J. Gallant, et al., land and by land now or formerly of Thomas G. Manning, et al.;
Westerly about two hundred forty-six (246) feet;
Northeasterly fifty-nine and 45/100 (59.45) feet;
Westerly seven hundred ninety (790) feet by land now or formerly of the Boston & Providence Railroad
Corporation;
Northerly one hundred twenty-five (125) feet;
Westerly two hundred fifty (250) feet;
Southerly one hundred twenty-five (125) feet by land now or formerly of Abraham Sydanan;
Westerly one hundred forty-nine and 86/100 (149.86) feet; and Northeasterly four hundred ninety-five and 34/100 (495.34) feet by said land of the Boston & Providence
Railroad Corporation.
All of said boundaries are determined by the Court to be located as shown upon Plan No. 23714-A, sheets
6 and 7, which are filed with the original Certificate of Title No. 72765, the same being compiled from a plan drawn by Schofield Brothers Civil Engineers, dated April 17, 1952, December 6, 1954, December 9, 1954,
December 16, 1954, February 24, 1955, and additional data on file in the Land Registration Office, all as modified and approved by the Court, and shown thereon as Lot 4.

PARCEL THREE

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, bounded and described as follows:

Lot 1:

Southwesterly by Neponset Street, one hundred seventy and 58/100 (170.58) feet; Northwesterly one hundred (100) feet;
Southwesterly one hundred fifty-seven and 96/100 (157.96) feet;
Southeasterly one hundred two (102) feet by land now or form erly of Elva M. Rayner;
Southerly by said Neponset Street, five hundred eighty-nine and 96/100 (589.96) feet;
Westerly by land now or formerly of Joseph Campagna, et al., two hundred seventy-one and 68/100 (271.68)
feet;
Northerly by land now or formerly of the Plymouth Rubber Company, Inc., twenty -seven and 42/100 (27.42)
feet;
Easterly two hundred twenty-eight and 78/100 (228.78) feet;
Northerly eleven hundred forty-four and 18/100 (1,144.18) feet, by land now or formerly of the Town of Canton;
and
Southeasterly by land now or form erly of Charles F. McGrath, et al., and Ralph
N. Hiltz, et ux., four hundred
seventy-three and 59/100 (473.59) feet.

Lot 2:

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, bounded and described as follows:
Northerly one hundred twenty-four and 39/100 (124.39) feet;
Northwesterly about four hundred eighty-five (485) feet; and Easterly by land now or formerly of Plymouth Rubber Company, Inc., as shown on said plan;
Southerly about one hundred sixty-four (164) feet;
Westerly fifteen (15) feet;
Southerly one hundred (100) feet;
Southeasterly thirty-five (35) feet;
Southwesterly one hundred twenty (120) feet;
Southeasterly one hundred ten (110) feet; and Southwesterly two hundred thirty-four and 90/100 (234.90) feet, by land now or formerly of the Town of
Canton.
All of said boundaries are determined by the Court to be located as shown on a plan drawn by Schofield
Brothers Surveyors, dated July 12, 1963, filed in the Land Court Engineer's Office, as Plan No. 32678A, a copy of w hich is filed with Norfolk County Registry District of the Land Court with Certificate of Title No. 75990.

PARCEL FOUR
Being shown as Lot 1 on Land Court Plan No. 23714A, dated April 17, 1952, revised through March 22, 1963, a copy of which is filed with the Norfolk County Registry District of the Land Court with Certificate of Title No.
72764.

PARCEL FIVE
Being shown as Lot 2 on Land Court Plan No. 23714A, dated April 17, 1952, revised through March 22, 1963, a copy of which is filed with the Norfolk County Registry District of the Land Court with Certificate of Title No.
72764. Also being shown as Lots 5 and 6 on Land Court Plan No. 23714B, dated September 26, 1988, a copy of which is filed with the Norfolk County Registry District of the Land Court.

PARCEL SIX

Being shown as Lot A on a plan entitled "Plan of Land in Canton, Mass., dated February 17, 1962, by
Schofield Brothers, Reg. Land Surveyors, recorded with the Norfolk County Registry of Deeds, Plan Book 213,
Plan 624.